UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K

            Current Report Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934



                                 July 17, 2003
              (Date of Report (Date of Earliest Event Reported))



                       MUNICIPAL MORTGAGE & EQUITY, LLC
            (Exact Name of Registrant as Specified in Its Charter)

         Delaware                      011-11981             52-1449733
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
  of incorporation or                                      Identification No.)
   organization)

 218 North Charles Street, Suite 500,                            21201
       Baltimore, Maryland
(Address of Principal Executive Offices)                       (Zip Code)

                                (443) 263-2900
              (Registrant's Telephone Number, including Area Code)

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits.
                  Exhibit No.       Description of Document

                  99.1              Earnings Package, dated June 30, 2003

                  99.2 Earnings Press Release and Financial Statements, dated June 30, 2003

                  99.3              Production Press Release,
                                    dated June 30, 2003


Item 12.  Results of Operations and Financial Condition.

     On July 17, 2003, Municipal Mortgage & Equity, LLC (the "Company"), distributed an earnings package to Analysts relating to the Company's financial performance for the quarter ended June 30, 2003. A copy of the package, dated June 30, 2003, is attached hereto as Exhibit 99.1.

     On July 17, 2003, the Company distributed an earnings press release and financial statements relating to the Company's financial performance for the quarter ended June 30, 2003. A copy of the press release and financial statements, dated June 30, 2003, is attached hereto as Exhibit 99.2.

     On July 17, 2003, the Company distributed a production press release relating to the Company's production volume for the quarter ended June 30, 2003. A copy of the press release, dated June 30, 2003, is attached hereto as Exhibit 99.3.

Exhibit 99.1
------------









                       MUNICIPAL MORTGAGE AND EQUITY, LLC

                                EARNINGS PACKAGE

                           QUARTER ENDED JUNE 30, 2003

                                TABLE OF CONTENTS



GAAP Income Statement for the three and
  six months ended June 30, 2003                                      Page 5

Variance Analysis for GAAP                                            Page 6

Rolling Five Quarters - GAAP                                          Page 8

Calculation of Diluted Earnings Per Share                             Page 9

GAAP Net Income to CAD reconcilation for
  the Rolling Five Quarters                                           Page 10

CAD Statement for the three and six months
  ended June 30, 2003                                                 Page 12

Variance Analysis for CAD                                             Page 13

Rolling Five Quarters - CAD                                           Page 15

Condensed Balance Sheets and Book Value Per Share                     Page 16

Summary of 2nd Quarter 2003 Investment Activity                       Page 17

Participating Portfolio Property Net Operating
  Income Trends                                                       Page 18

Units and Average Rents for Bond Portfolio                            Page 19

Conference Call Script - Combined Tax Credit Equity Business          Page 25


                                               MUNICIPAL MORTGAGE & EQUITY, LLC
                                          CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                        (In thousands, except share and per share data)
                                                         (unaudited)

                                                                         For the three months ended     For the six months ended
                                                                                 June 30,                        June 30,
                                                                       -----------------------------   -----------------------------
                                                                          2003            2002            2003            2002
                                                                       -------------  --------------   -------------  --------------
INCOME:
Interest income
     Interest on bonds and residual interests in bond securitizations  $     13,929    $     15,399     $    29,914    $     30,561
     Interest on loans                                                        7,563           8,594          17,066          17,024
     Interest on short-term investments                                         332             244             524             731
                                                                       -------------  --------------   -------------  --------------
        Total interest income                                                21,824          24,237          47,504          48,316
                                                                       -------------  --------------   -------------  --------------
Fee income
     Syndication fees                                                         1,825           2,380           3,236           3,998
     Origination fees                                                         2,219           1,505           2,917           2,594
     Loan servicing fees                                                      1,838           1,660           3,747           3,568
     Asset management and advisory fees                                       1,198           1,040           2,274           1,907
     Other income                                                             3,309           1,259           5,506           2,404
                                                                       -------------  --------------   -------------  --------------
        Total fee income                                                     10,389           7,844          17,680          14,471
                                                                       -------------  --------------   -------------  --------------
Net gain on sales                                                             1,453             703           2,731           2,869
                                                                       -------------  --------------   -------------  --------------
Total income                                                                 33,666          32,784          67,915          65,656
                                                                       -------------  --------------   -------------  --------------
EXPENSES:
Interest expense                                                              8,724           8,487          19,092          17,459
Salaries and benefits                                                         8,671           5,930          14,637          10,757
General and administrative                                                    2,113           1,697           3,938           3,423
Professional fees                                                               877           1,967           1,866           2,604
Amortization of mortgage servicing rights and other intangibles                 414             333             803             651
                                                                       -------------  --------------   -------------  --------------
Total expenses                                                               20,799          18,414          40,336          34,894
                                                                       -------------  --------------   -------------  --------------
Net holding gains (losses) on derivatives                                    (2,449)         (7,721)            424          (4,609)
Impairments and valuation allowances related to investments                  (1,144)              -          (1,144)           (110)
Net gains (losses) from equity investments in partnerships                   (2,157)             94          (2,904)           (229)
Income tax benefit (expense)                                                    540            (828)            472          (1,859)
Income allocable to preferred shareholders and minority interests in
     subsidiary companies                                                    (2,854)         (2,995)         (5,679)         (5,989)
                                                                       -------------  --------------   -------------  --------------
Net income from continuing operations                                         4,803           2,920          18,748          17,966
Discontinued operations                                                      25,748               -          25,748               -
                                                                       -------------  --------------   -------------  --------------
Net Income                                                             $     30,551    $      2,920     $    44,496    $     17,966
                                                                       =============  ==============   =============  ==============
LESS:
     Net income allocable to term growth shares                                   -               -               -             153
                                                                       -------------  --------------   -------------  --------------
Net income allocated to common shares                                  $     30,551    $      2,920     $    44,496    $     17,813
                                                                       =============  ==============   =============  ==============

EARNINGS PER COMMON SHARE:
Basic earnings per common share:
     Net income from continuing operations                             $       0.17    $       0.12     $      0.67    $       0.73
     Discontinued operations                                                   0.89               -            0.91               -
                                                                       -------------  --------------   -------------  --------------
     Basic earnings per common share                                   $       1.06    $       0.12     $      1.58    $       0.73
                                                                       =============  ==============   =============  ==============
     Weighted average common shares outstanding                          28,857,305      25,252,124      28,104,281      24,423,091
Diluted earnings per common share:
     Net income from continuing operations                             $       0.16    $       0.11     $      0.66    $       0.71
     Discontinued operations                                                   0.89               -            0.90               -
                                                                       -------------  --------------   -------------  --------------
     Diluted earnings per common share                                 $       1.05    $       0.11     $      1.56    $       0.71
                                                                       =============  ==============   =============  ==============
     Weighted average common shares outstanding                          29,213,062      25,835,808      28,451,480      25,022,631

VARIANCE ANALYSIS FOR GAAP

2nd Quarter 2003 Compared to 2nd Quarter 2002:

Total income for the second quarter of 2003 increased $0.9 million over the same period last year due primarily to the following changes: (1) a $2.1 million increase in other income due primarily to: (i) a $1.0 million fee collected on a conventional equity deal; (ii) $0.8 million collected as the result of a collateral release after the sale of a property; (iii) $0.8 million in prepayment fees collected from the early payment of tax-exempt bond investments; and (iv) a $0.5 million decrease in commission income; (2) a $0.8 million increase in net gain on sales due to the termination of interest rate swaps; (3) a $0.7 million increase in origination fees due to increased volume; and (4) a $2.5 million decrease in accrual of interest on bonds, residual interests in bond securitizations and loans.

Total expenses for the second quarter increased $2.4 million over the same period last year due primarily to the following changes: (1) a $2.7 million increase in salaries and benefits resulting from a $0.8 million increase in salaries and other compensation and a $2.0 million increase in bonus expense;
(2) a $0.4 million increase in general and administrative expenses due primarily to: (i) increases totaling $0.3 million due to telephone, bank fees, memberships and dues and costs related to the integration of HCI; and (ii) a $0.1 million increase in travel and entertainment; (3) a $0.2 million increase in interest expense associated with an increase in financing costs related to on-balance-sheet securitizations and larger average notes payable balances outstanding during the quarter; and (4) a $1.1 million decrease in professional fees due primarily to: (i) a $0.5 million decrease in commission expense; and
(ii) a $0.4 million decrease in legal fees due to information systems and other corporate initiatives in the prior year. Commission expense is no longer incurred by the Company because the pass-through of commission income and expense has been transferred to the syndicated tax credit equity funds.

The Company recorded net holding losses of $2.4 million for the change in market value of the Company's derivative financial instruments, which is a $5.3 million decrease from the same period of 2002 due primarily to the termination of interest rate swaps. The Company recorded impairments totaling $1.1 million on one bond and three taxable loans. Losses from equity investments totaled $2.2 million, which is a $2.3 million increase from the same period of 2002 due to losses from the CAPREIT Tera investment and warehoused tax credit equity properties. The Company also recorded $0.5 million in income tax benefit. Income tax expense decreased $1.4 million from the same period in 2002 primarily as a result of taxable losses generated by the CAPREIT investments.

The Company also recorded $25.7 million in discontinued operations resulting from the sale of a property that was previously held by the Company.


Year-to-Date 2003 Compared to Year-to-Date 2002:

Total income for the six months ended June 30, 2003 increased $2.3 million over the same period last year due primarily to the following changes: (1) a $3.1 million increase in other income due primarily to: (i) $1.6 million in fees collected on a conventional equity deal; (ii) $1.7 million in prepayment fees collected from the early payment of tax-exempt bond investments; (iii) $0.8 million collected as the result of a collateral release after the sale of a property; and (iv) a $1.0 million decrease in commission income; and (2) a $0.8 million decrease in syndication fees due to a decrease in the volume of syndications closed combined with taking $0.5 million in organizational and offering cost reimbursements related to closed syndicated tax credit equity funds into income during the first quarter of 2002, whereas no such fees were recognized during 2003.

Total expenses for the six months ended June 30, 2003 increased $5.4 million over the same period last year due primarily to the following changes: (1) a $3.9 million increase in salaries and benefits resulting from a $1.0 million increase in salaries and other compensation and a $2.9 million increase in bonus expense; (2) a $1.6 million increase in interest expense associated with an increase in financing costs related to on-balance-sheet securitizations and larger average notes payable balances outstanding during the quarter; (3) a $0.5 million increase in general and administrative expenses due primarily to: (i) increases totaling $0.4 million due to telephone, bank fees, letter of credit fees, memberships and dues and costs related to the integration of HCI; and (ii) a $0.1 million increase in investment acquisition expenses; and (4) a $0.7 million decrease in professional fees due primarily to: (i) a $1.0 million decrease in commission expense and (ii) a $0.3 million increase in consulting fees due to an internal controls project and research related to the HCI acquisition.

The Company recorded net holding losses of $0.4 million for the change in market value of the Company's derivative financial instruments, which is a $5.0 million decrease from the $4.6 million of losses recorded in 2002 due primarily to the termination of interest rate swaps. The Company recorded impairments totaling $1.1 million on one bond and three taxable loans. Losses from equity investments totaled $2.9 million, which is a $2.7 million increase from the same period of 2002 due to losses from the CAPREIT Tera investment and warehoused tax credit equity properties. The Company also recorded $0.5 million in income tax benefit. Income tax expense decreased $2.3 million from 2002 primarily as a result of taxable losses generated by the CAPREIT investments.

The Company also recorded $25.7 million in discontinued operations resulting from the sale of a property that was previously held by the Company.


                                               MUNICIPAL MORTGAGE & EQUITY, LLC
                                         CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                        (In thousands, except share and per share data)
                                                         (unaudited)

                                                         Qtr Ended       Qtr Ended      Qtr Ended      Qtr Ended      Qtr Ended
INCOME:                                                   06/30/03        03/31/03       12/31/02       09/30/02       06/30/02
                                                       --------------  --------------  -------------  ------------- -------------
Interest income
     Interest on bonds and residual interests in
       bond securitizations                             $     13,929    $     15,985   $     13,953   $     15,409  $     15,399
     Interest on loans                                         7,563           9,503          9,195          8,676         8,594
     Interest on short-term investments                          332             192            264            260           244
                                                       --------------  --------------  -------------  ------------- -------------
        Total interest income                                 21,824          25,680         23,412         24,345        24,237
                                                       --------------  --------------  -------------  ------------- -------------
Fee income
     Syndication fees                                          1,825           1,411          2,456            767         2,380
     Origination fees                                          2,219             698          2,023          2,014         1,505
     Loan servicing fees                                       1,838           1,909          1,711          1,544         1,660
     Asset management and advisory fees                        1,198           1,076          1,011            969         1,040
     Other income                                              3,309           2,197          1,132            899         1,259
                                                       --------------  --------------  -------------  ------------- -------------
        Total fee income                                      10,389           7,291          8,333          6,193         7,844
                                                       --------------  --------------  -------------  ------------- -------------
Net gain on sales                                              1,453           1,278          5,032            657           703
                                                       --------------  --------------  -------------  ------------- -------------
Total income                                                  33,666          34,249         36,777         31,195        32,784
                                                       --------------  --------------  -------------  ------------- -------------
EXPENSES:
Interest expense                                               8,724          10,368         10,366          8,771         8,487
Salaries and benefits                                          8,671           5,966          6,475          5,446         5,930
General and administrative                                     2,113           1,825          1,880          1,756         1,697
Professional fees                                                877             989          1,472            884         1,967
Amortization of mortgage servicing rights and
  other intangibles                                              414             389            329            334           333
                                                       --------------  --------------  -------------  ------------- -------------
Total expenses                                                20,799          19,537         20,522         17,191        18,414
                                                       --------------  --------------  -------------  ------------- -------------
Net holding gains (losses) on derivatives                     (2,449)          2,873           (333)        (9,921)       (7,721)
Impairments and valuation allowances related to
  investments                                                 (1,144)              -           (620)             -             -
Net gains (losses) from equity investments in
  partnerships                                                (2,157)           (747)        (1,341)        (1,487)           94
Income tax benefit (expense)                                     540             (68)          (260)           635          (828)
Income allocable to preferred shareholders and
  minority interests in subsidiary companies                  (2,854)         (2,825)        (2,955)        (2,994)       (2,995)
                                                       --------------  --------------  -------------  ------------- -------------
Net income from continuing operations                          4,803          13,945         10,746            237         2,920
Discontinued operations                                       25,748               -              -              -             -
                                                       --------------  --------------  -------------  ------------- -------------
Net income allocated to common shares                   $     30,551    $     13,945   $     10,746   $        237  $      2,920
                                                       ==============  ==============  =============  ============= =============
EARNINGS PER COMMON SHARE:
Basic earnings per common share:
     Net income from continuing operations              $       0.17    $       0.51   $       0.42   $       0.01  $       0.12
     Discontinued operations                                    0.89               -              -              -             -
                                                       --------------  --------------  -------------  ------------- -------------
     Basic earnings per common share                    $       1.06    $       0.51   $       0.42   $       0.01  $       0.12
                                                       ==============  ==============  =============  ============= =============
     Weighted average common shares outstanding           28,857,305      27,342,870     25,426,254     25,329,103    25,252,124
Diluted earnings per common share:
     Net income from continuing operations              $       0.16    $       0.50   $       0.41   $       0.01  $       0.11
     Discontinued operations                                    0.89               -              -              -             -
                                                       --------------  --------------  -------------  ------------- -------------
     Diluted earnings per common share                  $       1.05    $       0.50   $       0.41   $       0.01  $       0.11
                                                       ==============  ==============  =============  ============= =============
     Weighted average common shares outstanding           29,213,062      27,681,511     25,917,641     25,916,151    25,835,808

Note: Certain prior quarter amounts have been reclassified to conform to the 06/30/03 presentation.


                                                       Municipal Mortgage & Equity, LLC
                                                   Reconciliation of Basic and Diluted EPS
                                                                 (unaudited)



                                           For the three months ended June 30, 2003     For the three months ended June 30, 2002
                                             Income          Shares       Per Share       Income         Shares        Per Share
                                            (Numerator)   (Denominator)     Amount      (Numerator)    (Denominator)    Amount
                                           ------------------------------------------  -------------------------------------------
(in thousands, except share and per share data)

Basic EPS

Net income from continuing operations       $    4,803                     $    0.17     $    2,920                     $    0.12
Discontinued operations                         25,748                          0.89              -                             -
                                           ------------                   -----------    -----------                  ------------
Income allocable to common shares           $   30,551       28,857,305    $    1.06     $    2,920      25,252,124     $    0.12
                                           ============                   ===========    ===========                  ============

Effect of Dilutive Securities

Options and deferred shares                                     355,757                                     450,829

Earnings contingency                                                  -                                     132,855
                                                         ---------------                              --------------

Diluted EPS

Net income from continuing operations       $    4,803                     $    0.16     $    2,920                     $    0.11
Discontinued operations                         25,748                          0.89              -                             -
                                           ------------                   -----------  -------------                  ------------
Income allocable to common shares
   plus assumed conversions                 $   30,551       29,213,062    $    1.05     $    2,920      25,835,808     $    0.11
                                           ============  ===============  ===========  =============  ==============  ============

                                            For the six months ended June 30, 2003       For the six months ended June 30, 2002
                                             Income          Shares       Per Share       Income         Shares        Per Share
                                            (Numerator)   (Denominator)     Amount      (Numerator)    (Denominator)    Amount
                                           ------------------------------------------  -------------------------------------------
(in thousands, except share and per share data)

Basic EPS

Net income from continuing operations       $   18,748                     $    0.67     $   17,813                     $    0.73
Discontinued operations                         25,748                          0.91              -                             -
                                           ------------                   -----------    -----------                  ------------
Income allocable to common shares           $   44,496       28,104,281    $    1.58     $   17,813      24,423,091     $    0.73
                                           ============                   ===========                                 ============
Effect of Dilutive Securities

Options and deferred shares                                     347,199                                     466,685

Earnings contingency                                                  -                                     132,855
                                                         ---------------                              --------------
Diluted EPS

Net income from continuing operations       $   18,748                     $    0.66     $    2,920                     $    0.71
Discontinued operations                         25,748                          0.90              -                             -
                                           ------------                   -----------    -----------                  ------------
Income allocable to common shares
   plus assumed conversions                 $   44,496       28,451,480    $    1.56     $   17,813      25,022,631     $    0.71
                                           ============  ===============  ===========  =============  ==============  ============


                                                MUNICIPAL MORTGAGE & EQUITY, LLC
                                 RECONCILIATION OF GAAP INCOME TO CASH AVAILABLE FOR DISTRIBUTION
                                                         (In thousands)
                                                          (unaudited)

                                                      Qtr Ended        Qtr Ended       Qtr Ended       Qtr Ended       Qtr Ended
INCOME:                                                06/30/03        03/31/03        12/31/02        09/30/02         06/30/02
                                                    ---------------  --------------  --------------  --------------  --------------
Interest income
      Interest on bonds and residual
        interests in bond securitizations            $      13,929    $     15,985    $     13,953    $     15,409    $     15,399
      Interest on loans                                      7,563           9,503           9,195           8,676           8,594
      Interest on short-term investments                       332             192             264             260             244
                                                    ---------------  --------------  --------------  --------------  --------------
         Total interest income                              21,824          25,680          23,412          24,345          24,237
                                                    ---------------  --------------  --------------  --------------  --------------
Fee income
      Syndication fees                                       1,825           1,411           2,456             767           2,380
      Origination fees                                       2,219             698           2,023           2,014           1,505
      Loan servicing fees                                    1,838           1,909           1,711           1,544           1,660
      Asset management and advisory fees                     1,198           1,076           1,011             969           1,040
      Other income                                           3,309           2,197           1,132             899           1,259
                                                    ---------------  --------------  --------------  --------------  --------------
         Total fee income                                   10,389           7,291           8,333           6,193           7,844
                                                    ---------------  --------------  --------------  --------------  --------------
Net gain on sales                                            1,453           1,278           5,032             657             703
                                                    ---------------  --------------  --------------  --------------  --------------
Total income                                                33,666          34,249          36,777          31,195          32,784
                                                    ---------------  --------------  --------------  --------------  --------------
EXPENSES:
Interest expense                                             8,724          10,368          10,366           8,771           8,487
Salaries and benefits                                        8,671           5,966           6,475           5,446           5,930
General and administrative                                   2,113           1,825           1,880           1,756           1,697
Professional fees                                              877             989           1,472             884           1,967
Amortization of mortgage servicing rights
  and other intangibles                                        414             389             329             334             333
                                                    ---------------  --------------  --------------  --------------  --------------
Total expenses                                              20,799          19,537          20,522          17,191          18,414
                                                    ---------------  --------------  --------------  --------------  --------------
Net holding gains (losses) on derivatives                   (2,449)          2,873            (333)         (9,921)         (7,721)
Impairments and valuation allowances related
  to investments                                            (1,144)              -            (620)              -               -
Net gains (losses) from equity investments
  in partnerships                                           (2,157)           (747)         (1,341)         (1,487)             94
Income tax benefit (expense)                                   540             (68)           (260)            635            (828)
Income allocable to preferred shareholders
  and minority interests in subsidiary companies            (2,854)         (2,825)         (2,955)         (2,994)         (2,995)
                                                    ---------------  --------------  --------------  --------------  --------------
Net income from continuing operations                        4,803          13,945          10,746             237           2,290
Discontinued operations                                     25,748               -               -               -               -
                                                    ---------------  --------------  --------------  --------------  --------------
Net income allocated to common shares                $      30,551    $     13,945    $     10,746    $        237    $      2,920
                                                    ===============  ==============  ==============  ==============  ==============

Conversion to Cash Available for Distribution:
      (1)Mark to market adjustments                  $       2,449    $     (2,873)   $        333    $      9,921    $      7,721
      (2)Equity investments                                  3,732           2,409           2,837           3,247              79
      (3)Net gain on sales                                 (10,486)           (327)         (3,395)           (450)           (601)
      (3)Amortization of capitalized mortgage
           servicing fees                                      414             352             329             334             333
      (4)Origination fees and other income, net              1,335             282           1,376              54           1,450
      (5)Valuation allowances and
           other-than-temporary impairments                  1,097               -             620               -               -
      (6)Deferred tax expense                                  984             628             703            (462)            483
      (7)Discontinued operations                           (25,748)              -               -               -               -
      (7)Interest income                                    10,793               -               -               -               -
                                                    ---------------  --------------  --------------  --------------  --------------
Cash Available for Distribution (CAD)                $      15,121    $     14,416    $     13,549    $     12,881    $     12,385
                                                    ===============  ==============  ==============  ==============  ==============

Notes
(1)  For GAAP  reporting,  the Company records the non-cash change in fair value of its  investment  in interest rate swaps and other  derivative  financial instruments  through net income.  These  non-cash  gains and losses are not included in the Company's calculation of CAD.
(2)  For GAAP  reporting,  the  Company  accounts  for  various  investments  in partnerships using the equity accounting method. As a result, the Company's allocable share of the income or loss from the  partnerships is reported in income (losses) from equity  investments in  partnerships.  The income from these partnerships  includes  depreciation  expense and changes in the fair value of investments in derivatives. For GAAP reporting,  distributions are treated as a return of capital. For CAD reporting,  the Company records the cash  distributions it receives from the  partnerships as other income.  In addition, a portion of the income or loss from partnerships is reduced by a minority interest for both GAAP and CAD.
(3)  For GAAP  reporting,  the  Company  recognizes  non-cash  gains and  losses associated with the sale of assets or capitalization of mortgage  servicing rights.  The  capitalized  mortgage  servicing  rights are  amortized  into expense over the estimated life of the serviced  loans.  The non-cash gains and the associated amortization expense are not included in CAD.
(4)  Origination  fees and certain other income amounts are recognized as income when  received for CAD  purposes,  but for GAAP  reporting  these items are deferred  and  amortized  into  income  over  the  life  of the  associated investment. This adjustment represents the net difference, for the relevant period,  between  fees  taken into  income  when  received  for CAD and the amortization of fees recorded for GAAP.
(5)  For  GAAP  reporting,   the  Company  records   valuation   allowances  and
     other-than-temporary  impairments on its  investments  in loans,  bonds and other  bond-related  investments.  Such non-cash  charges do not affect the cash  flow  generated  from the  operation  of the  underlying  properties, distributions  to shareholders,  or the tax-exempt  status of the income of the financial  obligation under the bonds.  Therefore,  these items are not included in the calculation of CAD.
(6)  For GAAP  reporting,  the  Company's  income tax  expense  contains  both a current and a deferred  component.  Only the Company's  current  income tax expense is reflected in CAD.
(7)  For  GAAP  reporting,  the  Company  recognized  a gain  upon the sale of a
     property.   This  gain  was  required  to  be  classified  as  discontinued
     operations  because the Company owned the property  prior to the sale.  For
     CAD reporting,  the gain was significantly  less due to recording a portion of the proceeds as interest income. In addition,  the carrying value of the tax-exempt bond associated with the property was significantly more for CAD due to an impairment previously recognized for GAAP.

                                                MUNICIPAL MORTGAGE & EQUITY, LLC
                                        CALCULATION OF CASH AVAILABLE FOR DISTRIBUTION
                                                        (Unaudited)
                                        (In thousands, except share and per share data)

                                                                           For the three months ended      For the six months ended
                                                                                   June 30,                        June 30,
                                                                          ----------------------------   ---------------------------
                                                                             2003           2002             2003           2002
                                                                          ------------  --------------   -------------  ------------
SOURCES OF CASH:
Interest on bonds, residual interests in bond securitizations and loans   $    31,597    $   23,377       $   56,445     $   46,340
Interest on short-term investments                                                332           244              524            731
Syndication fees                                                                1,825         2,380            3,236          3,998
Origination fees                                                                2,711         3,005            3,871          4,513
Loan servicing fees                                                             1,835         1,660            3,744          3,568
Asset management and advisory fees                                              1,198         1,040            2,274          1,907
Distributions from equity investments in partnerships                           1,716           173            3,547            290
Other income                                                                    4,221         1,238            6,312          2,584
Net gain (loss) on sales                                                       (9,033)          102           (8,082)           142
                                                                          ------------  --------------   -------------  ------------
TOTAL SOURCES OF CASH                                                          36,402        33,219           71,871         64,073
                                                                          ------------  --------------   -------------  ------------
EXPENSES:
Interest expense                                                                8,102         7,900           17,941         16,190
Salaries and benefits                                                           8,671         5,930           14,637         10,757
Professional fees                                                                 877         1,967            1,866          2,604
General and administrative                                                      2,113         1,697            3,938          3,423
Loan loss expense                                                                  47             -               47              -
Income tax expense (benefit)                                                   (1,524)          345           (2,084)           759
                                                                          ------------  --------------   -------------  ------------
TOTAL EXPENSES                                                                 18,286        17,839           36,345         33,733
                                                                          ------------  --------------   -------------  ------------

CASH AVAILABLE FOR DISTRIBUTION                                                18,116        15,380           35,526         30,340
                                                                          ------------  --------------   -------------  ------------

LESS:
Cash allocable to preferred shareholders and term growth shares,
including preferred shareholders in a subsidiary company                        2,995         2,995            5,989          6,142
                                                                          ------------  --------------   -------------  ------------

 CASH AVAILABLE FOR DISTRIBUTION TO COMMON SHARES                         $    15,121    $   12,385       $   29,537     $   24,198
                                                                          ============  ==============   =============  ============

CAD PER COMMON SHARE                                                      $      0.52    $     0.49       $     1.02     $     0.96
                                                                          ============  ==============   =============  ============

CALCULATION OF CASH DISTRIBUTION:

CASH AVAILABLE FOR DISTRIBUTION
    TO COMMON SHARES                                                      $    15,121    $   12,385       $   29,537     $   24,198
                                                                          ============  ==============   =============  ============

ACTUAL AMOUNT PAID                                                        $    12,903    $   11,072       $   25,740     $   22,040
                                                                          ============  ==============   =============  ============

PAYOUT RATIO                                                                     85.3%         89.4%            87.3%          91.1%
                                                                          ============  ==============   =============  ============

COMMON SHARES OUTSTANDING                                                  28,832,443    25,308,022
                                                                          ============  ==============

CASH DISTRIBUTION PER COMMON SHARE                                        $    0.4475    $   0.4375       $   0.8925     $   0.8725
                                                                          ============  ==============   =============  ============


     The primary differences between Net Income as calculated under generally accepted accounting principles ("GAAP") and Cash Available For Distribution
("CAD") result from the timing of income and expense recognition and non-cash events. These differences between CAD and GAAP income include the treatment of loan origination fees, which for CAD purposes are recognized when received but for GAAP purposes are amortized over the life of the associated loan. In addition, there are differences related to non-cash gains and losses associated with bond valuations and sales, non-cash gains and losses associated with changes in market value of derivative financial instruments, amortization of goodwill and intangibles and capitalization of mortgage servicing rights, net of deferred taxes for GAAP purposes, which are not included in the calculation of CAD.
     The common shares outstanding reported for Cash Available for Distribution are the actual shares outstanding at the end of the quarter. For GAAP, the weighted average shares outstanding during the period are reported for the basic net income per share calculation. The weighted average shares outstanding for diluted net income per share include the potential dilutive effect from the exercise of options, vesting of restricted shares, conversion of the preferred shares and provision for shares to be awarded under the Midland acquisition earn out provision.

VARIANCE ANALYSIS FOR CAD


2nd Quarter 2003 Compared to 2nd Quarter 2002:

Total income for the second quarter of 2003 increased $3.2 million over the same period last year due primarily to the following changes: (1) an $8.2 million increase in interest on bonds, residual interests in bond securitizations and loans due primarily to: (i) $10.8 million of deferred base interest and yield maintenance collected upon the sale of a property; offset by (ii) $1.0 million of interest that was reclassified to other income due to the Company holding the property prior to sale to a third party; and (iii) a $1.6 million decrease in collections of interest on bonds, residual interests in bond securitizations and loans; (2) a $3.0 million increase in other income due primarily to: (i) a $1.0 million fee collected on a conventional equity deal; (ii) $1.0 million of interest collected from a property that was held by the Company prior to sale to a third party; (iii) $0.8 million collected as the result of a collateral release after the sale of a property; (iv) $0.8 million in prepayment fees collected from the early payment of tax-exempt bond investments; and (v) a $0.5 million decrease in commission income; (3) a $1.5 million increase in distributions from equity investments in partnerships due primarily to an increase in income from the CAPREIT investments; (4) a $9.1 million decrease in net gain (loss) on sales due primarily to a $10.8 million loss on the termination of interest rate swaps offset in part by a $1.5 million gain recorded on the payoff of the tax-exempt bond and taxable loan on a property that was sold during the quarter; and (5) a $0.6 million decrease in syndication fees due to a decrease in the volume of syndications closed.

Total expenses for the second quarter increased $0.4 million over the same period last year due primarily to the following changes: (1) a $2.7 million increase in salaries and benefits resulting from a $0.8 million increase in salaries and other compensation and a $2.0 million increase in bonus expense;
(2) a $0.4 million increase in general and administrative expenses due primarily to: (i) increases totaling $0.3 million due to telephone, bank fees, memberships and dues and costs related to the integration of HCI; and (ii) a $0.1 million increase in travel and entertainment; (3) a $0.2 million increase in interest expense associated with an increase in financing costs related to on-balance-sheet securitizations and larger average notes payable balances outstanding during the quarter; (4) a $1.9 million decrease in income tax expense primarily as a result of taxable losses generated by the CAPREIT investments; and (5) a $1.1 million decrease in professional fees due primarily to: (i) a $0.5 million decrease in commission expense; and (ii) a $0.4 million decrease in legal fees due to information systems and other corporate initiatives in the prior year. Commission expense is no longer incurred by the Company because the pass-through of commission income and expense has been transferred to the syndicated tax credit equity funds.


Year-to-Date 2003 Compared to Year-to-Date 2002:

Total income for the six months ended June 30, 2003 increased $7.8 million over the same period last year due primarily to the following changes: (1) a $10.1 million increase in interest on bonds, residual interests in bond securitizations and loans due primarily to: (i) $10.8 million of deferred base interest and yield maintenance collected upon the sale of a property; partially offset by (ii) $1.0 million of interest that was reclassified to other income due to the Company holding the property prior to sale to a third party; (2) a $3.7 million increase in other income due primarily to: (i) $1.7 million in prepayment fees collected from the early payment of tax-exempt bond investments;
(ii) $1.6 million in fees collected on a conventional equity deal; (iii) $1.0 million of interest collected from a property that was held by the Company prior to sale to a third party; (iv) $0.8 million collected as the result of a collateral release after the sale of a property; (v) a $1.0 million decrease in commission income; and (vi) a $0.3 million decrease in the collection of loan related fees such as cancellation, application and extension fees; (3) a $3.3 million increase in distributions from equity investments in partnerships due primarily to an increase in income from the CAPREIT investments; (4) an $8.2 million decrease in net gain (loss) on sales due primarily to: (i) a $10.8 million loss on the termination of interest rate swaps; (ii) a $1.5 million gain recorded on the payoff of the tax-exempt bond and taxable loan on a property that was sold; and (iii) a $1.1 million increase in gain on sales related to an increase in premiums on the delivery of loans to HUD and gain on sale on delivery of loans to a new conduit lender; (5) a $0.8 million decrease in syndication fees due to a decrease in the volume of syndications closed combined with taking $0.5 million in organizational and offering cost reimbursements related to closed syndicated tax credit equity funds into income during the first quarter of 2002, whereas no such fees were recognized during 2003; and (6) a $0.6 million decrease in origination fees due primarily to an origination fee recognized on the CAPREIT transaction in 2002.

Total expenses for the six months ended June 30, 2003 increased $2.6 million over the same period last year due primarily to the following changes: (1) a $3.9 million increase in salaries and benefits resulting from a $1.0 million increase in salaries and other compensation and a $2.9 million increase in bonus expense; (2) a $1.8 million increase in interest expense associated with an increase in financing costs related to on-balance-sheet securitizations and larger average notes payable balances outstanding during the quarter; (3) a $0.5 million increase in general and administrative expenses due primarily to: (i) increases totaling $0.4 million due to telephone, bank fees, letter of credit fees, memberships and dues and costs related to the integration of HCI; and (ii) a $0.1 million increase in investment acquisition expenses; (4) a $2.8 million decrease in income tax expense primarily as a result of tax losses generated by the CAPREIT investments; and (5) a $0.7 million decrease in professional fees due primarily to: (i) a $1.0 million decrease in commission expense; and (ii) a $0.3 million increase in consulting fees due to an internal controls project and the HCI acquisition.


                                                        MUNICIPAL MORTGAGE & EQUITY, LLC
                                                CALCULATION OF CASH AVAILABLE FOR DISTRIBUTION
                                                (In thousands, except share and per share data)
                                                                  (unaudited)

                                                                 Qtr Ended     Qtr Ended     Qtr Ended     Qtr Ended     Qtr Ended
                                                                  06/30/03      03/31/03      12/31/02      09/30/02      06/30/02
                                                               ------------- ------------- ------------- ------------- -------------
SOURCES OF CASH:
Interest on bonds, residual interests in bond
     securitizations and loans                                  $    31,597   $    24,848   $    22,596   $    23,331   $    23,377
Interest on short-term investments                                      332           192           264           260           244
Syndication fees                                                      1,825         1,411         2,456           767         2,380
Origination fees                                                      2,711         1,160         3,007         2,206         3,005
Loan servicing fees                                                   1,835         1,909         1,711         1,544         1,660
Asset management and advisory fees                                    1,198         1,076         1,011           969         1,040
Distributions from equity investments in partnerships                 1,716         1,831         1,535         1,760           173
Other income                                                          4,221         2,091         1,609           878         1,238
Net gain (loss) on sales                                             (9,033)          951         1,637           207           102
                                                               ------------- ------------- ------------- ------------- -------------
     TOTAL SOURCES OF CASH                                           36,402        35,469        35,826        31,922        33,219
                                                               ------------- ------------- ------------- ------------- -------------
EXPENSES:
Interest expense                                                      8,102         9,839         9,899         8,134         7,900
Salaries and benefits                                                 8,671         5,966         6,475         5,446         5,930
Professional fees                                                       877           989         1,472           884         1,967
General and administrative                                            2,113         1,825         1,880         1,756         1,697
Loan loss expense                                                        47             -             -             -             -
Income tax expense (benefit)                                         (1,524)         (560)         (443)         (173)          345
                                                               ------------- ------------- ------------- ------------- -------------
     TOTAL EXPENSES                                                  18,286        18,059        19,283        16,047        17,839
                                                               ------------- ------------- ------------- ------------- -------------
CASH AVAILABLE FOR DISTRIBUTION                                      18,116        17,410        16,543        15,875        15,380
LESS:
     Cash allocable to preferred shareholders in a
        subsidiary company and term growth shares                     2,995         2,994         2,994         2,994         2,995
                                                               ------------- ------------- ------------- ------------- -------------

CASH AVAILABLE FOR DISTRIBUTION
    TO COMMON SHARES                                            $    15,121   $    14,416   $    13,549   $    12,881   $    12,385
                                                               ============= ============= ============= ============= =============

CAD PER COMMON SHARE                                            $      0.52   $      0.50   $      0.53   $      0.51   $      0.49
                                                               ============= ============= ============= ============= =============

CALCULATION OF CASH DISTRIBUTION:
CASH AVAILABLE FOR DISTRIBUTION
    TO COMMON SHARES                                            $    15,121   $    14,416   $    13,549   $    12,881   $    12,385
                                                               ============= ============= ============= ============= =============

ACTUAL AMOUNT PAID                                              $    12,903   $    12,837   $    11,304   $    11,154   $    11,072
                                                               ============= ============= ============= ============= =============

PAYOUT RATIO                                                          85.3%         89.0%         83.4%         86.6%         89.4%
                                                               ============= ============= ============= ============= =============

COMMON SHARES OUTSTANDING                                        28,832,443    28,846,327    25,546,010    25,349,585    25,308,022
                                                               ============= ============= ============= ============= =============

CASH DISTRIBUTION PER COMMON SHARE                              $    0.4475   $    0.4450   $    0.4425   $    0.4400   $    0.4375
                                                               ============= ============= ============= ============= =============

Note: Certain prior quarter amounts have been reclassified to conform to the 06/30/03 presentation.

     CAD differs from net income because of variations between GAAP income and actual cash received. There are three primary differences between CAD and GAAP income. The first is the treatment of loan origination fees, which for CAD purposes are recognized as income when received but for GAAP purposes are amortized into income over the life of the associated investment. The second difference is the non-cash gain and loss recognized for GAAP associated with valuations, sales of investments and capitalization of mortgage servicing rights, which are not included in the calculation of CAD. The third difference is the treatment of the Company's investments in partnerships. For GAAP, the Company records its allocable share of the income (loss) from the partnership as income, while for CAD reporting, the Company records the cash distributions it receives from the partnership as income. For a reconciliation of GAAP net income to CAD, see page 10.
     CAD per common share is calculated based on the number of shares outstanding at the end of each quarter. For GAAP, basic earnings per share is calculated based on the weighted average shares outstanding during the period.
The weighted average shares outstanding for diluted earnings per share include the potential dilutive effect from the exercise of options, vesting of restricted shares, and provision for shares to be awarded under the Midland acquisition earn out provision.


                                                 MUNICIPAL MORTGAGE & EQUITY, LLC
                                              CONDENSED CONSOLIDATED BALANCE SHEETS
                                                         (In thousands)

                                                                                   (unaudited)
                                                                                     June 30,       December 31,
                                                                                      2003             2002
                                                                                ---------------- ---------------
ASSETS:
Investment in tax-exempt bonds and residual interests
    in bond securitizations                                                      $      788,892   $     781,384
Loans receivable, net                                                                   451,397         422,299
Loans receivable held for sale                                                           11,023          39,149
Investments in partnerships                                                              97,688          99,966
Investment in derivative financial instruments                                            3,170          18,762
Cash, cash equivalents and interest receivable                                           98,587          59,902
Other assets                                                                            115,798          97,919
Goodwill                                                                                 33,607          33,537
                                                                                ---------------- ---------------
TOTAL                                                                            $    1,600,162   $   1,552,918
                                                                                ================ ===============
LIABILITIES AND EQUITY:
Notes payable                                                                    $      436,949   $     450,924
Short-term debt                                                                         211,670         219,945
Long-term debt                                                                          142,006         147,357
Residual interests in bond securitizations                                                1,343           1,447
Investment in derivative financial instruments                                           21,792          49,359
Other liabilities                                                                        48,150          36,370
Preferred shareholders' and minority interests' equity in subsidiary companies          160,142         160,452
Shareholders' equity                                                                    578,110         487,064
                                                                               ---------------- ---------------
TOTAL                                                                            $    1,600,162   $   1,552,918
                                                                               ================ ===============

BOOK VALUE PER COMMON SHARE                                                      $        20.05   $       19.07
                                                                               ================ ===============

                                                    MUNICIPAL MORTGAGE & EQUITY, LLC
                                                          2003 INVESTMENTS
                                                           SECOND QUARTER
                                                           (In thousands)


BOND PRODUCTION:                                                                      QUARTER                          YTD
                                                           PERMANENT                 BOND AMOUNT                    PRODUCTION
                                                           INTEREST        ------------------------------  -------------------------
           PROPERTY                CITY        STATE         RATE           CONSTRUCTION     PERMANENT     CONSTRUCTION   PERMANENT
------------------------------- ------------ ---------- ----------------   -------------- ---------------  ------------- -----------
Eden Park of Ironwood (1)       Gainesville     FL          7.200%          $      4,250    $    4,250     $    4,250    $   17,625
Lake Pleasant Village (2)         Peoria        AZ          7.200%                 9,450         9,450         18,800        18,800
Stapleton                         Denver        CO          7.875%                11,000        11,000         11,000        11,000
Woodland Village (3)            Leavenworth     KS          6.950%                 8,160         8,160          8,160         8,160
                                                                           -------------- ---------------  ------------- -----------
TOTAL                                                                       $     32,860    $   32,860     $   42,210    $   55,585
                                                                           ============== ===============  ============= ===========

(1) The Company's initial investment was $0.2 million.  The Company earned a 1.25% origination fee on this deal.
(2) The Company's initial investment was $1.5 million.  The Company earned a 1.25% origination fee on this deal.
(3) The Company's initial investment was $2.8 million.  The Company earned a 1.25% origination fee on this deal.


CONSTRUCTION/PERMANENT LENDING, SYNDICATION AND OTHER PRODUCTION:
                                                                                            TOTAL FEES                   TOTAL FEES
                                                                                            RECOGNIZED                   RECOGNIZED
                                                                               QUARTER     THIS QUARTER       YTD            YTD
                                                                               VOLUME        FOR CAD         VOLUME        FOR CAD
                                                                           -------------- ---------------  -------------------------
Tax Credit Equity Syndications (Equity Raised)                              $     31,318    $    1,825     $   66,637    $    3,236

Tax Credit Lending Production                                               $     65,984    $        -     $   91,757    $        -

Conventional Equity Production                                              $     46,865    $    1,493     $   50,175    $    1,609

Taxable Construction Loan Production (generating a weighted average
  spread of 1.12%)                                                          $     93,986    $      262     $  132,578    $      669

Taxable Permanent Loan Production                                           $    118,379    $    1,751     $  155,572    $    2,314

Supplemental Loans                                                          $      7,660    $      125     $   24,478    $      353

OTHER INFORMATION:
Balance as of 6/30/03 of Midland Servicing Portfolio under Management       $  1,126,819    $    1,068

Balance as of 6/30/03 of Midland Equity Syndication Portfolio under
  Management                                                                $    917,138    $      854


                                                    MUNICIPAL MORTGAGE & EQUITY, LLC
                                                     PARTICIPATING BOND PORTFOLIO
                                                     NET OPERATING INCOME - TREND
                                                         As of June 30, 2003




                                                     Q2 2002     Q1 2003    Q2 2003 (2)         Q2 '03/   Q2 '03/
Property                                              Actual      Actual       Actual            Q2 '02    Q1 '03
---------                                            ---------   --------   -----------         --------  --------
Alban (4)                                             268,978     260,814       242,359           -9.9%      -7.1%
Arlington (1)                                               0     -39,943         3,078             N/A        N/A
Barkley Place                                         255,837     331,248       322,958           26.2%      -2.5%
Barrington at Beach Street (1)(3)                      41,853     201,476       275,036          557.1%      36.5%
Cobblestone                                           179,912     147,956       142,040          -21.1%      -4.0%
Cool Springs (1)                                      -54,690      -2,816        98,309             N/A        N/A
Creekside                                             271,875     291,969       281,675            3.6%      -3.5%
Crossings                                             179,332     182,192       164,531           -8.3%      -9.7%
Gilman Meadows                                        158,870     172,281       139,078          -12.5%     -19.3%
Hamilton Grove                                        212,804     173,874       201,481           -5.3%      15.9%
Jefferson Commons                                     513,627     400,144       401,808          -21.8%       0.4%
Lakeview                                              187,987     164,215       179,455           -4.5%       9.3%
Mallard I                                              25,891      38,539        23,398           -9.6%     -39.3%
Mallard II                                             95,771     102,270        96,956            1.2%      -5.2%
Montclair                                             288,782     344,427       379,300           31.3%      10.1%
Newport Village                                       242,984     193,723       215,054          -11.5%      11.0%
Nicollet Ridge                                        362,343     320,571       345,463           -4.7%       7.8%
Palisades Park                                        245,556     245,324       245,127           -0.2%      -0.1%
Riverset I                                            316,555     376,154       372,406           17.6%      -1.0%
Riverset II                                           139,242     162,217       146,790            5.4%      -9.5%
Steeplechase Falls                                    377,633     343,626       391,736            3.7%      14.0%
Meadows                                               129,467     120,149       146,680           13.3%      22.1%
Timber Ridge                                          137,432     129,561       137,329           -0.1%       6.0%
Villas at LaRiviera (3)                               193,778     226,573       223,566           15.4%      -1.3%
Whispering Lake                                       326,079     316,850       337,477            3.5%       6.5%
Winter Oaks                                           282,800     275,783       287,367            1.6%       4.2%
                                                  --------------------------------------     ----------------------
Total                                               5,380,697   5,479,179     5,800,457            7.8%       5.9%

Same Store Growth                                   5,393,534   5,320,462     5,424,035            0.6%       1.9%


(1) In Lease-up. Quarterly totals are not included in Same Store Growth calculations.
(2) Q2 2003 uses April and May actuals plus the June budget unless otherwise noted.
(3) Q2 2003 - operating budget is not available, total includes April actuals and two times May actual results.
(4) Q2 3003 - includes April actual results plus May and June budget.


                                                                                         Occupancy
                                                                --------------------------------------------------------
                                                                 Month Ended   Month Ended   Month Ended   Month Ended
                                      Month/Year     Apartment     June 30,      March 31,      June 30,      June 30,
       Apartment Community            Acquired        Units         2003          2003           2002          2001
      ---------------------         -------------    ---------- --------------------------------------------------------
Alban Place                                Sep-86          194          96.0%         94.8%          94.8%        97.9%
Cobblestone                                Aug-99          184          95.7%         92.4%          95.1%        94.0%
Creekside Village                          Nov-87          296          98.3%         99.7%          99.3%        99.3%
Crossings                                  Jan-97          200          89.5%         89.0%          95.5%        98.5%
Jefferson Commons                          Dec-00          173          87.9%         87.9%          91.9%        94.8%
Lakeview                                   Sep-87          180          98.9%         96.1%          96.1%        98.9%
Timber Ridge                               Dec-00          168          94.0%         96.4%          97.6%        91.7%
Villas at LaRiviera                        Jun-99          199          80.5%         91.0%          81.5%        92.5%
                                                    -----------
    Subtotal Participating Mortgage Bonds                1,594
                                                    -----------

Mortgage Bonds
Applewood (a.k.a. Paola)                   Jul-99           48          95.8%         93.8%          91.7%        89.6%
Autumn Oaks/Crest at Thousand Oaks         Feb-03          410         100.0%         95.4%            N/A          N/A
Buchanan Bay                               Mar-01          228          86.4%         89.0%          82.0%        90.4%
Charter House (2)                          Dec-96            -            N/A           N/A            N/A          N/A
Cielo Vista                                Aug-99          378          96.3%         90.5%          95.0%        90.2%
Country Club                               Jul-99          101          84.2%         85.1%          90.1%        86.1%
Delta Village                              Jun-99           80          97.5%         95.0%         100.0%        96.3%
Elmbrooke                                  Aug-00           54         100.0%        100.0%         100.0%       100.0%
Florida A&M                                Feb-00           96          57.3%         86.5%          69.8%        91.1%
Gannon (Dade) (3)                          Feb-98          575          96.3%         96.7%          95.5%        95.9%
Gannon (St. Louis)                         Feb-98          336          93.5%         93.2%          92.9%        94.9%
Hidden Valley                              Dec-96           82          91.5%         93.9%          92.7%        93.9%
Honey Creek                                Mar-99          656          89.6%         97.7%          95.1%        97.0%
Hunter's Glen                              Mar-01          383          75.0%           N/A          86.7%        88.0%
Lake Piedmont                              Apr-98          648          92.1%         88.4%          95.2%        83.8%
Monroe (Oakmont, Towne Oak)                Dec-98          364          93.7%         97.5%          98.9%        98.6%
Mountain View (Willowgreen)                Nov-86          241          94.6%         91.3%          98.3%        94.6%
Northridge Park II                         Aug-87          128          99.2%         90.6%          96.9%        98.4%
Oakbrook                                   Dec-96          170          83.5%        100.0%          95.3%        98.2%
Oklahoma City (4)                          Aug-98          774          90.9%         95.3%          91.3%        89.9%
Orangevale                                 Apr-98           64         100.0%         98.4%          98.4%       100.0%
Parkwood                                   Jun-99          180          97.2%         99.4%          97.8%        97.2%
Riverset II (1)                            Jan-96            -            N/A           N/A            N/A          N/A
Riverview                                  Jun-00          228          96.1%         97.8%          50.4%          N/A
Sahuarita                                  Jun-99           52         100.0%         86.5%         100.0%        98.1%
Santa Fe Springs                           Jun-00          310          78.1%         77.1%          91.9%        90.6%
Shadowbrook                                Jun-99          193          95.3%         97.9%          97.4%        94.8%
Silver Springs                             Dec-99          250          92.4%         90.0%          70.0%        44.8%
Southwind                                  Aug-00           88         100.0%        100.0%         100.0%        80.7%
Torries Chase                              Dec-96           99          92.9%         89.9%          92.9%        94.9%
Village Apartments                         May-00          210          95.2%         96.7%          96.2%        81.9%
Village at Stone Mountain                  Oct-97          722          84.9%         88.9%          91.6%        92.7%
Village Green                              Feb-00          200          81.5%         87.0%          86.5%        91.5%
Weatherstone                               Sep-00          100          97.0%         90.0%          91.0%          N/A
Western Hills                              Dec-98           80          75.0%         77.5%          95.0%        97.5%
Willow Key                                 Mar-99          384          95.3%         95.8%          99.5%        99.5%
Woodglen                                   Dec-99          250          79.2%         82.4%          90.8%        85.6%
Woodmark                                   Jun-99          173          97.1%         97.7%          98.3%        97.7%
                                                    -----------
   Subtotal Mortgage Bonds                              9,335
                                                    -----------


Participating Subordinate Mortgage Bonds:
Barkley Place                              May-87          156          95.5%         98.7%          89.7%        92.9%
Gilman Meadows                             Mar-87          125          93.6%         91.2%          90.4%        90.4%
Hamilton Chase                             Feb-87          300          92.7%         91.7%          93.7%        96.0%
Mallard Cove I & II                        Feb-87          198          94.9%         94.4%          90.4%        97.5%
Meadows                                    Jan-88          200          93.0%         91.0%          94.0%        94.5%
Montclair                                  Oct-86          159          93.1%         92.5%          97.5%        97.5%
Newport Village                            Dec-86          220          84.1%         85.5%          94.1%        98.2%
Nicollet Ridge                             Dec-87          339          90.9%         90.6%          92.0%        98.2%
Riverset II                                Jan-96          148          89.0%         90.0%          86.8%        85.6%
Steeplechase                               Oct-88          450          95.1%         94.0%          92.9%        92.2%
Whispering Lake                            Oct-87          384          93.8%         90.4%          93.5%        90.4%
                                                    -----------
   Subtotal Participating Subordinate Mortgage Bonds     2,679
                                                    -----------

                                                                                   Avg. Monthly Rent
                                                                                   Per Apartment Unit
                                                                  -----------------------------------------------------
                                                                       Month          Month        Month       Month
                                                                       Ended          Ended        Ended       Ended
                                      Month/Year     Apartment        May 31,       March 31,     June 30,    June 30,
       Apartment Community             Acquired        Units            2003          2003          2002        2001
      ---------------------           -----------    ----------   -----------------------------------------------------
Participating Mortgage Bonds:
Alban Place                                Sep-86          194               927           923          924        885
Cobblestone                                Aug-99          184               578           581          572        561
Creekside Village                          Nov-87          296               595           591          559        516
Crossings                                  Jan-97          200               754           754          749        730
Jefferson Commons                          Dec-00          173             1,230         1,230        1,361      1,255
Lakeview                                   Sep-87          180               716           715          695        662
Timber Ridge                               Dec-00          168               467           496          464        496
Villas at LaRiviera                        Jun-99          199               709           702          682        626
                                                    -----------
    Subtotal Participating Mortgage Bonds                1,594
                                                    -----------

Mortgage Bonds
Applewood (a.k.a. Paola)                   Jul-99           48               518           518          502        482
Autumn Oaks/Crest at Thousand Oaks         Feb-03          410               493           560          N/A        N/A
Buchanan Bay                               Mar-01          228               717           718          716        675
Charter House (2)                          Dec-96            -               N/A           N/A          N/A        N/A
Cielo Vista                                Aug-99          378               387           391          424        428
Country Club                               Jul-99          101               449           446          438        371
Delta Village                              Jun-99           80               584           587          578        565
Elmbrooke                                  Aug-00           54             1,063         1,062        1,021        716
Florida A&M                                Feb-00           96             1,440         1,374        1,385      1,352
Gannon (Dade) (3)                          Feb-98          575               794           788          748        717
Gannon (St. Louis)                         Feb-98          336               587           586          573        548
Hidden Valley                              Dec-96           82               576           567          552        538
Honey Creek                                Mar-99          656               538           536          560        543
Hunter's Glen                              Mar-01          383               582           583          584        560
Lake Piedmont                              Apr-98          648               494           488          476        460
Monroe (Oakmont, Towne Oak)                Dec-98          364               488           489          482        469
Mountain View (Willowgreen)                Nov-86          241               643           643          628        603
Northridge Park II                         Aug-87          128             1,015         1,007        1,053      1,010
Oakbrook                                   Dec-96          170               462           456          430        446
Oklahoma City (4)                          Aug-98          774               489           485          481        463
Orangevale                                 Apr-98           64               968           968          958        915
Parkwood                                   Jun-99          180               478           475          464        445
Riverset II (1)                            Jan-96            -               N/A           N/A          N/A        N/A
Riverview                                  Jun-00          228               655           657          658        N/A
Sahuarita                                  Jun-99           52               489           422          529        540
Santa Fe Springs                           Jun-00          310               594           587          592        589
Shadowbrook                                Jun-99          193               493           484          484        474
Silver Springs                             Dec-99          250               774           774          809        789
Southwind                                  Aug-00           88               756           727          711        637
Torries Chase                              Dec-96           99               517           515          498        488
Village Apartments                         May-00          210               568           568          568        491
Village at Stone Mountain                  Oct-97          722               761           761          733        710
Village Green                              Feb-00          200               635           643          638        631
Weatherstone                               Sep-00          100               813           800          812        N/A
Western Hills                              Dec-98           80               519           515          502        497
Willow Key                                 Mar-99          384               706           705          655        627
Woodglen                                   Dec-99          250               672           669          641        682
Woodmark                                   Jun-99          173               680           680          680        676
                                                  -------------
    Subtotal Mortgage Bonds                              9,335
                                                  -------------

Participating Subordinate Mortgage Bonds:
Barkley Place                              May-87          156             2,085         2,074        2,068      2,088
Gilman Meadows                             Mar-87          125               998         1,010        1,020      1,017
Hamilton Chase                             Feb-87          300               626           623          613        601
Mallard Cove I & II                        Feb-87          198               714           714          748        728
Meadows                                    Jan-88          200               609           605          611        599
Montclair                                  Oct-86          159             1,830         1,844        1,820      1,834
Newport Village                            Dec-86          220               850           846          839        804
Nicollet Ridge                             Dec-87          339               949           913          942        914
Riverset II                                Jan-96          148               722           711          706        702
Steeplechase                               Oct-88          450               611           609          590        586
Whispering Lake                            Oct-87          384               656           652          639        649
                                                    -----------
   Subtotal Participating Subordinate Mortgage Bonds     2,679
                                                    -----------

                                                                                         Occupancy
                                                                --------------------------------------------------------
                                                                 Month Ended   Month Ended   Month Ended   Month Ended
                                      Month/Year     Apartment     June 30,      March 31,      June 30,      June 30,
       Apartment Community             Acquired        Units         2003          2003           2002          2001
      --------------------            ----------    ----------  --------------------------------------------------------
Subordinate Mortgage Bonds:
CAPREIT                                    Sep-99            -            N/A           N/A            N/A          N/A
Cinnamon Ridge                             Jan-99            -            N/A           N/A            N/A          N/A
Farmington Meadows                         Aug-99           69         100.0%        100.0%         100.0%       100.0%
Independence Ridge                         Aug-96          336          75.0%         69.9%            N/A        80.1%
Locarno                                    Aug-96          110          90.9%         90.9%            N/A        98.2%
Olde English Manor                         Nov-99            -            N/A           N/A            N/A          N/A
Peaks of Conyer                            Sep-01          260          81.2%         85.0%          87.3%          N/A
Rillito Village                            Jul-00            -            N/A           N/A            N/A          N/A
Winter Oaks                                Nov-99          460          92.2%         95.4%          92.0%        91.5%
                                                  -------------
   Subtotal Subordinate Mortgage Bonds                   1,235
                                                  -------------

Other Bond Related Investments:
Briarwood                                  Dec-98          600          98.3%         94.8%          97.5%        97.8%
Cinnamon Ridge                             Dec-97          264          97.3%         92.8%          98.1%        92.4%
Golfside Villas (f.k.a. Club West)         Mar-99          194          99.5%         99.0%          99.5%        99.0%
Park at Landmark                           Sep-00          396          95.7%         94.2%          94.9%       100.0%
Poplar Glen                                Jun-97          191          93.2%         93.7%          95.8%        97.9%
RITES - Charter House                      Dec-96          280          91.4%         89.6%          98.2%        96.4%
RITES - Indian Lakes                       Jul-97          296          84.8%         75.0%          88.5%        93.6%
RITES - LaPaloma                           Apr-99          120          98.3%        100.0%          99.2%        91.7%
RITES - LeMirador (Coleman Senior)         Apr-98          141          83.7%         87.2%          92.9%        97.9%
RITES - Museum Towers                      Apr-01          286          96.2%         93.0%          87.4%        98.3%
RITES - Olde English Manor                 Jun-98          264          79.5%         82.2%          90.5%        95.1%
RITES - Palisades Park                     Feb-98          304          93.8%         96.4%          97.4%        98.4%
RITES - Pavillion                          Apr-99          132         100.0%         99.2%         100.0%       100.0%
RITES - Queen Anne IV                      Jul-98          110          91.8%         82.7%          96.4%       100.0%
RITES - Rancho/Villas                      May-00          417          88.6%         86.6%          92.1%        90.6%
RITES - Rillito Village                    Aug-98          272          91.5%         91.2%          91.2%        88.2%
RITES - Riverset (1)                       Aug-88          352          89.0%         90.0%          86.8%        85.6%
RITES - Riverset II (1)                    Jan-96            -            N/A           N/A            N/A          N/A
RITES - Sienna (a.k.a. Italian Gardens)    Apr-98          140          90.0%         91.4%          83.6%        97.9%
RITES - Sonterra                           May-98          156          87.8%         90.4%          94.2%        90.4%
RITES - Southgate Crossings                Jun-97          215          98.1%         94.0%          97.2%        98.6%
RITES - Southwood                          Nov-97        1,286          72.0%         74.2%          85.6%        85.1%
                                                    -----------
   Subtotal Other Bond Related Investments               6,416
                                                    -----------

    Total Units/Weighted Average Investments            21,259          90.1%         90.7%          92.2%        92.5%
                                                    ===========

Total/Same Stores (5) 2001                              20,261          89.9%         88.9%          90.7%        92.5%
Total/Same Stores (5) 2002                              20,403          90.1%         89.2%          92.2%

Construction/Substantial Rehab Properties and Other Investments
Arlington                                  Dec-00          176          34.1%         31.8%            N/A          N/A
Barrington at Beach Street                 Oct-00          398          65.1%         59.5%          39.2%          N/A
Bedford Park                               Oct-00          312          69.6%         64.1%          75.6%        36.9%
CAPREIT Joint Venture (6)                  Jun-02        6,279          95.6%         94.1%          96.0%          N/A
CAPREIT TERA (7)                           Mar-01        2,942          94.1%         94.1%          93.2%          N/A
Chancellor                                 Nov-01          101            N/A           N/A            N/A          N/A
Chancellor II                              Mar-02           46            N/A           N/A            N/A          N/A
City Views at Rosa Burney Park             Dec-02          180          80.6%           N/A            N/A          N/A
Cliffs at Grove Barton                     Apr-03          132            N/A           N/A            N/A          N/A
Cool Springs                               Aug-00          124          54.8%         53.2%          28.2%          N/A
Coronel Village                            Apr-02           48            N/A           N/A            N/A          N/A
Eden Park                                  May-03          104            N/A           N/A            N/A          N/A
Fort Branch                                Dec-00          250          88.0%         69.2%          19.6%          N/A
Hidden Brooks                              Sep-01          201          76.6%         84.6%          80.6%          N/A
Jefferson at Town Lake                     Dec-02          216            N/A           N/A            N/A          N/A
Lake Pleasant Village                      May-03          152            N/A           N/A            N/A          N/A
Las Trojas                                 Mar-02           49            N/A           N/A            N/A          N/A
Liberty Park Townhomes                     Feb-03          184          64.7%         72.3%            N/A          N/A
Lincoln Corner                             Dec-01          134            N/A           N/A            N/A          N/A
Meridian at Bridgewater                    Nov-99           90          82.2%         81.1%          71.1%        21.1%
Mountain View Village                      Jun-02          220            N/A           N/A            N/A          N/A
North White Road                           Nov-01          157            N/A           N/A            N/A          N/A
Oak Grove Commons                          Dec-01          168          23.8%           N/A            N/A          N/A
Olathe Senior Residences                   Dec-02          144            N/A           N/A            N/A          N/A
Osborne Place Manor                        Dec-02           50            N/A           N/A            N/A          N/A
Penn Valley                                Dec-01           42            N/A           N/A            N/A          N/A
Sanger Trails                              Dec-02          208            N/A           N/A            N/A          N/A
Sycamore Senior Village                    Jun-02          300            N/A           N/A            N/A          N/A
Village at Sun Valley                      May-00          276          85.9%         89.1%          60.1%          N/A
Walnut Tree                                Mar-02           64            N/A           N/A            N/A          N/A
Woodland Village                           May-03          198            N/A           N/A            N/A          N/A
                                                    -----------
  Subtotal Construction/Rehab Properties                13,945
                                                    -----------

       Total Units                                      35,204
                                                    ===========

                                                                                   Avg. Monthly Rent
                                                                                   Per Apartment Unit
                                                                  -----------------------------------------------------
                                                                       Month          Month        Month       Month
                                                                       Ended          Ended        Ended       Ended
                                      Month/Year     Apartment         May 31,       March 31,     June 30,    June 30,
       Apartment Community             Acquired        Units            2003          2003          2002        2001
      --------------------            -----------    ----------   -----------------------------------------------------
Subordinate Mortgage Bonds:
CAPREIT                                    Sep-99            -               N/A           N/A          N/A        N/A
Cinnamon Ridge                             Jan-99            -               N/A           N/A          N/A        N/A
Farmington Meadows                         Aug-99           69               814           814          814        814
Independence Ridge                         Aug-96          336               555           554          551        541
Locarno                                    Aug-96          110               898           891          877        851
Olde English Manor                         Nov-99            -               N/A           N/A          N/A        N/A
Peaks of Conyer                            Sep-01          260               737           737          738        N/A
Rillito Village                            Jul-00            -               N/A           N/A          N/A        N/A
Winter Oaks                                Nov-99          460               558           557          554        541
                                                  -------------
   Subtotal Subordinate Mortgage Bonds                   1,235
                                                  -------------

Other Bond Related Investments:
Briarwood                                  Dec-98          600               639           633          603        584
Cinnamon Ridge                             Dec-97          264               952           938          917        905
Golfside Villas (f.k.a. Club West)         Mar-99          194               618           617          618        571
Park at Landmark                           Sep-00          396             1,075         1,081        1,066        992
Poplar Glen                                Jun-97          191               988           974          938        901
RITES - Charter House                      Dec-96          280               625           625          619        607
RITES - Indian Lakes                       Jul-97          296               781           790          785        755
RITES - LaPaloma                           Apr-99          120               652           654          619        609
RITES - LeMirador (Coleman Senior)         Apr-98          141               855           835          871        772
RITES - Museum Towers                      Apr-01          286             1,355         1,342        1,367      1,327
RITES - Olde English Manor                 Jun-98          264               496           494          479        469
RITES - Palisades Park                     Feb-98          304               560           555          545        515
RITES - Pavillion                          Apr-99          132               673           667          675        653
RITES - Queen Anne IV                      Jul-98          110             1,102         1,108        1,094      1,039
RITES - Rancho/Villas                      May-00          417               498           476          487        483
RITES - Rillito Village                    Aug-98          272               469           463          440        453
RITES - Riverset (1)                       Aug-88          352               710           705          693        695
RITES - Riverset II (1)                    Jan-96         ----               N/A           N/A          N/A        N/A
RITES - Sienna (a.k.a. Italian Gardens)    Apr-98          140               813           811          857        743
RITES - Sonterra                           May-98          156               869           863          847        864
RITES - Southgate Crossings                Jun-97          215             1,005           992          981        912
RITES - Southwood                          Nov-97        1,286               498           496          492        484
                                                  -------------
   Subtotal Other Bond Related Investments               6,416
                                                  -------------

    Total Units/Weighted Average Investments            21,259               686           696          696        659
                                                  =============

Total/Same Stores (5) 2001                              20,261               689           686          680        659
Total/Same Stores (5) 2002                              20,403               705           701          696

Construction/Substantial Rehab Properties and Other Investments
Arlington                                  Dec-00          176             1,389         1,388          N/A        N/A
Barrington at Beach Street                 Oct-00          398               778           803          847        N/A
Bedford Park                               Oct-00          312               532           530          547        489
CAPREIT Joint Venture (6)                  Jun-02        6,279               748           751          739        N/A
CAPREIT TERA (7)                           Mar-01        2,942               606           608          630        N/A
Chancellor                                 Nov-01          101               N/A           N/A          N/A        N/A
Chancellor II                              Mar-02           46               N/A           N/A          N/A        N/A
City Views at Rosa Burney Park             Dec-02          180               560           N/A          N/A        N/A
Cliffs at Grove Barton                     Apr-03          132               N/A           N/A          N/A        N/A
Cool Springs                               Aug-00          124             1,938         1,919        1,947        N/A
Coronel Village                            Apr-02           48               N/A           N/A          N/A        N/A
Eden Park                                  May-03          104               N/A           N/A          N/A        N/A
Fort Branch                                Dec-00          250               735           738          830        N/A
Hidden Brooks                              Sep-01          201             1,050         1,026        1,057        N/A
Jefferson at Town Lake                     Dec-02          216               N/A           N/A          N/A        N/A
Lake Pleasant Village                      May-03          152               N/A           N/A          N/A        N/A
Las Trojas                                 Mar-02           49               N/A           N/A          N/A        N/A
Liberty Park Townhomes                     Feb-03          184               492           490          N/A        N/A
Lincoln Corner                             Dec-01          134               N/A           N/A          N/A        N/A
Meridian at Bridgewater                    Nov-99           90               N/A           N/A        3,496      3,465
Mountain View Village                      Jun-02          220               N/A           N/A          N/A        N/A
North White Road                           Nov-01          157               N/A           N/A          N/A        N/A
Oak Grove Commons                          Dec-01          168               N/A           N/A          N/A        N/A
Olathe Senior Residences                   Dec-02          144               N/A           N/A          N/A        N/A
Osborne Place Manor                        Dec-02           50               N/A           N/A          N/A        N/A
Penn Valley                                Dec-01           42               N/A           N/A          N/A        N/A
Sanger Trails                              Dec-02          208               N/A           N/A          N/A        N/A
Sycamore Senior Village                    Jun-02          300               N/A           N/A          N/A        N/A
Village at Sun Valley                      May-00          276               684           684          681        N/A
Walnut Tree                                Mar-02           64               N/A           N/A          N/A        N/A
Woodland Village                           May-03          198               N/A           N/A          N/A        N/A
                                                  -------------
  Subtotal Construction/Rehab Properties                13,945
                                                  -------------

       Total Units                                      35,204
                                                  =============


(1) The Company owns a participating bond, a participating  subordinate bond and a RITES interest collateralized by the Riverset property.
(2) The  Company   owns  a   non-participating   bond  and  a  RITES   interest
    collateralized by the Charter House property.
(3) The Dade Gannon Portfolio represents three properties.
(4) The Oklahoma City Portfolio represents three properties.
(5) Same Store includes only properties reporting for all three quarters.
(6) CAPREIT Joint Venture represents twenty properties (not included  previously in CAPREIT Portfolio).
(7) The CAPREIT TERA Portfolio represents eleven properties.

                      MUNICIPAL MORTGAGE & EQUITY, LLC
        CONFERENCE CALL SCRIPT - COMBINED TAX CREDIT EQUITY BUSINESS
                    FOR THE YEAR ENDED DECEMBER 31, 2003

* OVERALL ACCRETION/DILUTION FOR 2003:

          * For CAD purposes, the acquisition of the HCI business is expected to generate an additional three to five (5) cents per common share for the remainder of 2003. For 2004, we think the acquisition will generate twice as much accretion as the high end of the range for second half of 2003.

          * In the past we have not provided any guidance for GAAP earnings. However, under the new rules effective the end of Q1, we are now required to reconcile any non-GAAP measurements to GAAP. At this time, we anticipate that the acquisition will be 15 to 20 cents per share dilutive to basic earnings per share. After reviewing the main business components of the acquisition, we will review in more detail the differences between CAD and GAAP.

          * Lumpiness - with the addition of the fee generating business, we're confident that the earnings are available to us. However, we will probably see more variability in quarterly earnings. We're anticipating stronger second and fourth quarters and weaker first and third quarters on a relative basis.

          * Continue to believe the tax-exempt percentage will be in the mid 80's but is still subject to further review and refinement of financing options.

* REVENUES: We now will walk through how we primarily earn money in the tax credit equity business. There are two main parts:

          * Syndication Fees; in addition some portion of this business is based on a guarantee format, therefore, guarantee fee revenue
          * Asset Management Fees, which are like servicing fees

      Production:
          * Combined syndication equity raise for fiscal year 2003 is anticipated to be $425M to $450M
          * Our previous estimates for MEC total syndication equity raise was $200M to $250M
          * Increase in production almost doubles previous outlook
          * Reflecting the integration of our equity syndication business, we will no longer distinguish between MEC and HCI; all forecasted production reflects integrated business.
          * Overall production goal: HCI production goals are considered additive to legacy MEC production goals because of minimal overlap in developer clients and minimal overlap in investors.
          * Overall fund syndication fees percentage expected to be about 4%, up slightly from legacy MEC.

      Other Revenues:
          * As a result of combined business, total tax credit equity fund assets are expected to grow to approximately $4 billion from $685 million by  year-end  2003,  earning 30 to 35 bps in asset  management fees.
          * Other miscellaneous revenues associated with the new combined business include guarantee fee premiums (approximately $1M for second half of 2003), revenues associated with investment valuation services performed by HCI personnel, and other miscellaneous revenues approximating $3.6M for the second half of 2003.

* EXPENSES:

          * Operating expenses - total operating expenses associated with the addition of the HCI business are expected to run about $14M for the second half of 2003. [This includes incentive bonuses for all production personnel and staff of approximately $3.5M.]
          * Interest expense associated with warehousing and bridging not absorbed by the funds is expected to go up due to an increase in property acquisition production and timing of placement activity.

* FINANCING ASSUMPTIONS (subject to further review and refinement and future market conditions) associated with financing the acquisition are as follows:

          * RBC Line of Credit for $120M to cover purchase price, costs associated with the acquisition and initial working capital needs
          * $120M at Libor plus 290 bps beginning 7/1/03
          * $75M of Line is taken out with taxable trust preferred equity at 8.75% for total raise of $77.4M in fourth quarter
          * Remaining $45M taken out in early 2004 with common equity

* PRIMARY CAD TO GAAP DIFFERENCES:

          * For GAAP purposes, the net assets of all guaranteed funds will be consolidated into the balance sheet of MMA. As a result, all guarantee fee premiums associated with these funds will not be reflected in the net income of MMA. These premiums will be booked for CAD.
          * Asset management fees receivable associated with the acquisition will not be reflected in the GAAP net income of MMA. In addition, any asset management fees collected on guaranteed funds will not be recognized for GAAP purposes due to the consolidation of these funds discussed above. For CAD purposes, asset management fees will be recognized to the extent of cash received. For 2003, approximately 1/2 of the total fees collected for CAD relate to the purchased receivable.
          * The amortization of the capitalized portion of the acquired asset management contracts will be reflected in GAAP net income of MMA. This non-cash charge does not affect CAD or the cash flow generated from the operations of the business.
          * NOTE: There are several other identified differences between GAAP and CAD. However, at this time, these differences are expected to be immaterial. As a result, the impacts of these differences have not been reflected in the forecasted numbers discussed above. Further note is that the audits of the HCI unit in accordance with US GAAP have not been completed as of today. They will be completed and filed in September 2003 along with the Form 8K. As a result, there may be other CAD and GAAP adjustments in addition to the ones previously discussed.

                                    SIGNATURES







     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.





                                     MUNICIPAL MORTGAGE & EQUITY, LLC

Date:  July 17, 2003               By:    /s/ William S. Harrison
                                       -------------------------------------
                                       Name:    William S. Harrison
                                       Title:   SVP and Chief Financial Officer

Exhibit 99.2
------------

INFORMATION FOR RELEASE

                 MuniMae Reports 2003 Second Quarter Results
            26th Consecutive Increase in Distribution to Common Shares

BALTIMORE (July 17, 2003) - Municipal Mortgage & Equity, LLC (NYSE: MMA), known as MuniMae, reported net income allocated to common shares of $30.6 million for the quarter ended June 30, 2003, compared to $2.9 million for the same period in 2002. Diluted earnings per share were $1.05 for the quarter, compared to $0.11 for the same period in 2002.

Cash Available for Distribution ("CAD"), the primary measure of the Company's distribution paying ability, increased 18% for the quarter ended June 30, 2003 compared to the same period in 2002. CAD per common share increased 6% compared to the same period in 2002. The Board of Directors raised the quarterly distribution to common shares to $0.4475, an increase of 2% over the same period in 2002.

Mark K. Joseph, Chairman of the Board and CEO of MuniMae, commented, "We are pleased to announce the 26th consecutive increase to our dividend. We are pleased with our second quarter performance as well. MuniMae continues to diversify its product base, and as announced previously, has purchased the Housing and Community Investing (HCI) unit of Lend Lease Real Estate Investments, formerly known as Boston Financial Group. HCI is a market leader in the syndication of low-income housing tax credits and we expect their strong franchise to contribute meaningfully to our continuing efforts to increase our cash available for distribution, or CAD, and shareholder value."

Mr. Joseph added, "During the second quarter, the Company also experienced a significant increase in GAAP earnings due to the sale of a bond. For CAD, a large portion of the income generated by the sale of the bond was offset by the Company's sale of certain interest rate swaps. However, because of a previous GAAP write-off of a portion of this bond, the GAAP net income resulting from these two transactions was significantly greater than the CAD net income."

Summary Results - GAAP
----------------------
The table below summarizes the Company's results for the second quarter of 2003 and the prior-year period:

                                                                                     Second Quarter
                                                                          -------------------------------------
                                                                          2003           2002           Change
Net Income to Common Shares from Continuing
 Operations ($ millions)                                                  $4.8           $2.9           66%
Per Share Results from Continuing Operations
   Basic ($)                                                              $0.17          $0.12          42%
   Diluted ($)                                                            $0.16          $0.11          45%
Net Income to Common Shares  ($ millions)                                 $30.6          $2.9           NM
Per Share Results
   Basic ($)                                                              $1.06          $0.12          NM
   Diluted ($)                                                            $1.05          $0.11          NM

The attached condensed consolidated statements of income represent the GAAP results of operations of the Company for the three- and six-month periods ended June 30, 2003 and 2002.

Summary Results - CAD
---------------------
For the second quarter of 2003, CAD was $18.1 million and CAD to common shares was $15.1 million. The 2003 second quarter per share distribution to common shareholders of $0.4475 represents a payout ratio of 85%. (The Company uses CAD as the primary performance measure and believes it to be illustrative for its distribution-paying ability. CAD differs from net income because of variations between GAAP income and actual cash received. These variations are described in the note to the attached calculation of CAD statement.)


                                                                         Second Quarter
                                                       ------------------------------------------------
                                                         2003              2002               Change
Total CAD ($ millions)                                  $18.1             $15.4               18%
CAD to Common ($ millions)                              $15.1             $12.4               22%
CAD per Common Share ($)                                $0.52             $0.49                6%

A reconciliation of GAAP net income to CAD to common shares is attached.

Second Quarter Distribution
---------------------------
MuniMae's second quarter distribution to common shareholders of $0.4475 annualizes to $1.79 per share. Based on yesterday's closing share price of $25.63, MuniMae common shares have an annualized yield to shareholders of 7%. Based on the assumption that the Company's income is 85% exempt from Federal income tax, absent the impact of capital gains and assuming a 35% tax bracket, the taxable equivalent yield would be 10.2%. The record date for the quarterly distribution is July 28, and the payment date is August 8.

About Municipal Mortgage & Equity
---------------------------------
MuniMae and its subsidiaries originate, service and asset manage investments in multifamily debt and equity for its own account and on behalf of others. As of June 30, 2003, assets under management totaled $3.7 billion secured by 933 properties containing 96,168 units in 48 states and the U.S. Virgin Islands. As of July 1, 2003, at the completion of the HCI acquisition, assets under management totaled $7.5 billion representing approximately 2,044 properties containing 218,144 units. For its proprietary accounts, MuniMae primarily holds tax-exempt multifamily housing bonds. This on-balance sheet portfolio of tax-exempt bonds is secured by 148 properties containing 35,204 units in 28 states. For a portion of these bonds, MuniMae participates in the performance of the underlying properties.

MuniMae is organized as a limited liability company. This structure allows MuniMae to combine the limited liability, governance and management characteristics of a corporation with the pass-through income features of a partnership. As a result, the tax-exempt income derived from certain investments remains tax-exempt when passed through to shareholders. Distributions to shareholders are declared quarterly and paid in February, May, August and November.

The calculation of Cash Available for Distribution is the basis for the determination of the Company's quarterly distributions to common shares, is used by securities analysts, and is presented as a supplemental measure of the Company's performance. The calculation is not approved by the Securities and Exchange Commission nor is it required by GAAP and should not be considered as an alternative to net income as an indicator of the Company's operating performance or as an alternative to cash flows as a measure of liquidity. The Company believes that Cash Available for Distribution provides relevant information about its operations and is necessary, along with net income, for understanding its operating results.

This press release contains statements which are forward looking in nature and reflect management's current views with respect to future events and financial performance. These statements are subject to many uncertainties and risks and should not be considered guarantees of future performance. This press release does not constitute an offer to sell any securities of Municipal Mortgage & Equity, LLC.


Actual results may vary materially from projected results based on a number of factors, including the actual performance of the properties pledged as collateral for the portfolio, general conditions in the local real estate markets in which the properties are located and prevailing interest rates.


      MUNIMAE: TAX-EXEMPT DISTRIBUTIONS AND GROWTH THROUGH REAL ESTATE
                   www.munimaemidland.com / www.mmafin.com

Contacts

Investor Relations:
    Angela Richardson, 888/788-3863


                                               MUNICIPAL MORTGAGE & EQUITY, LLC
                                          CONDENSED CONSOLIDATED STATEMENTS OF INCOME
                                        (In thousands, except share and per share data)
                                                         (unaudited)

                                                                         For the three months ended     For the six months ended
                                                                                 June 30,                        June 30,
                                                                       -----------------------------   -----------------------------
                                                                          2003            2002            2003            2002
                                                                       -------------  --------------   -------------  --------------
INCOME:
Interest income
     Interest on bonds and residual interests in bond securitizations  $     13,929    $     15,399     $    29,914    $     30,561
     Interest on loans                                                        7,563           8,594          17,066          17,024
     Interest on short-term investments                                         332             244             524             731
                                                                       -------------  --------------   -------------  --------------
        Total interest income                                                21,824          24,237          47,504          48,316
                                                                       -------------  --------------   -------------  --------------
Fee income
     Syndication fees                                                         1,825           2,380           3,236           3,998
     Origination fees                                                         2,219           1,505           2,917           2,594
     Loan servicing fees                                                      1,838           1,660           3,747           3,568
     Asset management and advisory fees                                       1,198           1,040           2,274           1,907
     Other income                                                             3,309           1,259           5,506           2,404
                                                                       -------------  --------------   -------------  --------------
        Total fee income                                                     10,389           7,844          17,680          14,471
                                                                       -------------  --------------   -------------  --------------
Net gain on sales                                                             1,453             703           2,731           2,869
                                                                       -------------  --------------   -------------  --------------
Total income                                                                 33,666          32,784          67,915          65,656
                                                                       -------------  --------------   -------------  --------------
EXPENSES:
Interest expense                                                              8,724           8,487          19,092          17,459
Salaries and benefits                                                         8,671           5,930          14,637          10,757
General and administrative                                                    2,113           1,697           3,938           3,423
Professional fees                                                               877           1,967           1,866           2,604
Amortization of mortgage servicing rights and other intangibles                 414             333             803             651
                                                                       -------------  --------------   -------------  --------------
Total expenses                                                               20,799          18,414          40,336          34,894
                                                                       -------------  --------------   -------------  --------------
Net holding gains (losses) on derivatives                                    (2,449)         (7,721)            424          (4,609)
Impairments and valuation allowances related to investments                  (1,144)              -          (1,144)           (110)
Net gains (losses) from equity investments in partnerships                   (2,157)             94          (2,904)           (229)
Income tax benefit (expense)                                                    540            (828)            472          (1,859)
Income allocable to preferred shareholders and minority interests in
     subsidiary companies                                                    (2,854)         (2,995)         (5,679)         (5,989)
                                                                       -------------  --------------   -------------  --------------
Net income from continuing operations                                         4,803           2,920          18,748          17,966
Discontinued operations                                                      25,748               -          25,748               -
                                                                       -------------  --------------   -------------  --------------
Net Income                                                             $     30,551    $      2,920     $    44,496    $     17,966
                                                                       =============  ==============   =============  ==============
LESS:
     Net income allocable to term growth shares                                   -               -               -             153
                                                                       -------------  --------------   -------------  --------------
Net income allocated to common shares                                  $     30,551    $      2,920     $    44,496    $     17,813
                                                                       =============  ==============   =============  ==============

EARNINGS PER COMMON SHARE:
Basic earnings per common share:
     Net income from continuing operations                             $       0.17    $       0.12     $      0.67    $       0.73
     Discontinued operations                                                   0.89               -            0.91               -
                                                                       -------------  --------------   -------------  --------------
     Basic earnings per common share                                   $       1.06    $       0.12     $      1.58    $       0.73
                                                                       =============  ==============   =============  ==============
     Weighted average common shares outstanding                          28,857,305      25,252,124      28,104,281      24,423,091
Diluted earnings per common share:
     Net income from continuing operations                             $       0.16    $       0.11     $      0.66    $       0.71
     Discontinued operations                                                   0.89               -            0.90               -
                                                                       -------------  --------------   -------------  --------------
     Diluted earnings per common share                                 $       1.05    $       0.11     $      1.56    $       0.71
                                                                       =============  ==============   =============  ==============
     Weighted average common shares outstanding                          29,213,062      25,835,808      28,451,480      25,022,631



                                                    MUNICIPAL MORTGAGE & EQUITY, LLC
                                     RECONCILIATION OF GAAP INCOME TO CASH AVAILABLE FOR DISTRIBUTION
                                                             (In thousands)
                                                              (unaudited)

                                                                 For the three months ended     For the six months ended
                                                                           June 30,                      June 30,
                                                                 ----------------------------  ----------------------------
                                                                     2003           2002           2003           2002
                                                                 -------------  -------------  -------------  -------------
INCOME:
Interest income
   Interest on bonds and residual interests in bond
     securitizations                                              $    13,929    $    15,399    $    29,914    $    30,561
   Interest on loans                                                    7,563          8,594         17,066         17,024
   Interest on short-term investments                                     332            244            524            731
                                                                 -------------  -------------  -------------  -------------
      Total interest income                                            21,824         24,237         47,504         48,316
                                                                 -------------  -------------  -------------  -------------
Fee income
   Syndication fees                                                     1,825          2,380          3,236          3,998
   Origination fees                                                     2,219          1,505          2,917          2,594
   Loan servicing fees                                                  1,838          1,660          3,747          3,568
   Asset management and advisory fees                                   1,198          1,040          2,274          1,907
   Other income                                                         3,309          1,259          5,506          2,404
                                                                 -------------  -------------  -------------  -------------
      Total fee income                                                 10,389          7,844         17,680         14,471
                                                                 -------------  -------------  -------------  -------------
Net gain on sales                                                       1,453            703          2,731          2,869
                                                                 -------------  -------------  -------------  -------------
Total income                                                           33,666         32,784         67,915         65,656
                                                                 -------------  -------------  -------------  -------------
EXPENSES:
Interest expense                                                        8,724          8,487         19,092         17,459
Salaries and benefits                                                   8,671          5,930         14,637         10,757
General and administrative                                              2,113          1,697          3,938          3,423
Professional fees                                                         877          1,967          1,866          2,604
Amortization of mortgage servicing rights and other intangibles           414            333            803            651
                                                                 -------------  -------------  -------------  -------------
Total expenses                                                         20,799         18,414         40,336         34,894
                                                                 -------------  -------------  -------------  -------------
Net holding gains (losses) on derivatives                              (2,449)        (7,721)           424         (4,609)
Impairments and valuation allowances related to investments            (1,144)             -         (1,144)          (110)
Net gains (losses) from equity investments in partnerships             (2,157)            94         (2,904)          (229)
Income tax benefit (expense)                                              540           (828)           472         (1,859)
Income allocable to preferred shareholders and minority interests
   in subsidiary companies                                             (2,854)        (2,995)        (5,679)        (5,989)
                                                                 -------------  -------------  -------------  -------------
Net income from continuing operations                                   4,803          2,920         18,748         17,966
Discontinued operations                                                25,748              -         25,748              -
                                                                 -------------  -------------  -------------  -------------
Net income                                                        $    30,551    $     2,920    $    44,496    $    17,966
                                                                 =============  =============  =============  =============
LESS:
   Net income allocable to term growth shares                               -              -              -            153
                                                                 -------------  -------------  -------------  -------------
Net income allocated to common shares - GAAP Basis                $    30,551    $     2,920    $    44,496    $    17,813
                                                                 =============  =============  =============  =============
Conversion to Cash Available for Distribution:
   (1)Mark to market adjustments                                  $     2,449    $     7,721    $      (424)   $     4,609
   (2)Equity investments                                                3,732             79          6,142            519
   (3)Net gain on sales                                               (10,486)          (601)       (10,813)        (2,727)
   (3)Amortization of capitalized mortgage servicing fees                 414            333            766            651
   (4)Origination fees and other income, net                            1,335          1,450          1,616          2,123
   (5)Valuation allowances and other-than-temporary impairments         1,097              -          1,097            110
   (6)Deferred tax expense                                                984            483          1,612          1,100
   (7)Discontinued operations                                         (25,748)             -        (25,748)             -
   (7)Interest income                                                  10,793              -         10,793              -
                                                                 -------------  -------------  -------------  -------------
Cash Available for Distribution (CAD)                             $    15,121    $    12,385    $    29,537    $    24,198
                                                                 =============  =============  =============  =============

Notes
-----
(1) For GAAP reporting, the Company records the non-cash change in fair value of its investment in interest rate swaps and other derivative financial instruments through  net income.  These  non-cash  gains and losses are not  included in the
Company's calculation of CAD.
(2) For  GAAP  reporting,  the  Company  accounts  for  various  investments  in partnerships  using the equity  accounting  method.  As a result,  the Company's allocable  share of the  income or loss from the  partnerships  is  reported  in income (losses) from equity  investments in partnerships.  The income from these partnerships  includes  depreciation  expense  and  changes in the fair value of investments in derivatives.  For GAAP reporting,  distributions are treated as a return of capital. For CAD reporting, the Company records the cash distributions it receives from the partnerships as other income. In addition, a portion of the income or loss from partnerships is reduced by a minority interest for both GAAP and CAD.
(3) For GAAP  reporting,  the  Company  recognizes  non-cash  gains  and  losses associated  with the sale of  assets or  capitalization  of  mortgage  servicing rights.  The capitalized  mortgage  servicing  rights are amortized into expense over the  estimated  life of the  serviced  loans.  The  non-cash  gains and the associated amortization expense are not included in CAD.
(4)  Origination  fees and certain other income amounts are recognized as income when received for CAD purposes,  but for GAAP reporting these items are deferred and  amortized  into income  over the life of the  associated  investment.  This adjustment represents the net difference,  for the relevant period, between fees taken into income when  received for CAD and the  amortization  of fees recorded for GAAP.
(5)  For  GAAP  reporting,   the  Company  records   valuation   allowances  and
other-than-temporary  impairments on its  investments in loans,  bonds and other bond-related  investments.  Such  non-cash  charges  do not affect the cash flow generated  from the operation of the  underlying  properties,  distributions  to shareholders, or the tax-exempt status of the income of the financial obligation under the bonds.  Therefore,  these items are not included in the calculation of
CAD.
(6) For GAAP reporting, the Company's income tax expense contains both a current and a deferred  component.  Only the  Company's  current  income tax  expense is reflected in CAD.
(7) For  GAAP  reporting,  the  Company  recognized  a gain  upon  the sale of a property.  This gain was required to be  classified as  discontinued  operations because the Company owned the property prior to the sale. For CAD reporting, the gain was  significantly  less due to  recording  a portion  of the  proceeds  as interest  income.  In  addition,  the  carrying  value  of the  tax-exempt  bond associated with the property was significantly more for CAD due to an impairment previously recognized for GAAP.

                                                MUNICIPAL MORTGAGE & EQUITY, LLC
                                        CALCULATION OF CASH AVAILABLE FOR DISTRIBUTION
                                                        (Unaudited)
                                        (In thousands, except share and per share data)

                                                                           For the three months ended      For the six months ended
                                                                                   June 30,                        June 30,
                                                                          ----------------------------   ---------------------------
                                                                             2003           2002             2003           2002
                                                                          ------------  --------------   -------------  ------------
SOURCES OF CASH:
Interest on bonds, residual interests in bond securitizations and loans   $    31,597    $   23,377       $   56,445     $   46,340
Interest on short-term investments                                                332           244              524            731
Syndication fees                                                                1,825         2,380            3,236          3,998
Origination fees                                                                2,711         3,005            3,871          4,513
Loan servicing fees                                                             1,835         1,660            3,744          3,568
Asset management and advisory fees                                              1,198         1,040            2,274          1,907
Distributions from equity investments in partnerships                           1,716           173            3,547            290
Other income                                                                    4,221         1,238            6,312          2,584
Net gain (loss) on sales                                                       (9,033)          102           (8,082)           142
                                                                          ------------  --------------   -------------  ------------
TOTAL SOURCES OF CASH                                                          36,402        33,219           71,871         64,073
                                                                          ------------  --------------   -------------  ------------
EXPENSES:
Interest expense                                                                8,102         7,900           17,941         16,190
Salaries and benefits                                                           8,671         5,930           14,637         10,757
Professional fees                                                                 877         1,967            1,866          2,604
General and administrative                                                      2,113         1,697            3,938          3,423
Loan loss expense                                                                  47             -               47              -
Income tax expense (benefit)                                                   (1,524)          345           (2,084)           759
                                                                          ------------  --------------   -------------  ------------
TOTAL EXPENSES                                                                 18,286        17,839           36,345         33,733
                                                                          ------------  --------------   -------------  ------------

CASH AVAILABLE FOR DISTRIBUTION                                                18,116        15,380           35,526         30,340
                                                                          ------------  --------------   -------------  ------------

LESS:
Cash allocable to preferred shareholders and term growth shares,
including preferred shareholders in a subsidiary company                        2,995         2,995            5,989          6,142
                                                                          ------------  --------------   -------------  ------------

 CASH AVAILABLE FOR DISTRIBUTION TO COMMON SHARES                         $    15,121    $   12,385       $   29,537     $   24,198
                                                                          ============  ==============   =============  ============

CAD PER COMMON SHARE                                                      $      0.52    $     0.49       $     1.02     $     0.96
                                                                          ============  ==============   =============  ============

CALCULATION OF CASH DISTRIBUTION:

CASH AVAILABLE FOR DISTRIBUTION
    TO COMMON SHARES                                                      $    15,121    $   12,385       $   29,537     $   24,198
                                                                          ============  ==============   =============  ============

ACTUAL AMOUNT PAID                                                        $    12,903    $   11,072       $   25,740     $   22,040
                                                                          ============  ==============   =============  ============

PAYOUT RATIO                                                                     85.3%         89.4%            87.3%          91.1%
                                                                          ============  ==============   =============  ============

COMMON SHARES OUTSTANDING                                                  28,832,443    25,308,022
                                                                          ============  ==============

CASH DISTRIBUTION PER COMMON SHARE                                        $    0.4475    $   0.4375       $   0.8925     $   0.8725
                                                                          ============  ==============   =============  ============

     The primary differences between Net Income as calculated under generally accepted accounting principles ("GAAP") and Cash Available For Distribution
("CAD") result from the timing of income and expense recognition and non-cash events. These differences between CAD and GAAP income include the treatment of loan origination fees, which for CAD purposes are recognized when received but for GAAP purposes are amortized over the life of the associated loan. In addition, there are differences related to non-cash gains and losses associated with bond valuations and sales, non-cash gains and losses associated with changes in market value of derivative financial instruments, amortization of goodwill and intangibles and capitalization of mortgage servicing rights, net of deferred taxes for GAAP purposes, which are not included in the calculation of CAD.
     The common shares outstanding reported for Cash Available for Distribution are the actual shares outstanding at the end of the quarter. For GAAP, the weighted average shares outstanding during the period are reported for the basic net income per share calculation. The weighted average shares outstanding for diluted net income per share include the potential dilutive effect from the exercise of options, vesting of restricted shares, conversion of the preferred shares and provision for shares to be awarded under the Midland acquisition earn out provision.

                                                 MUNICIPAL MORTGAGE & EQUITY, LLC
                                              CONDENSED CONSOLIDATED BALANCE SHEETS
                                                         (In thousands)

                                                                                   (unaudited)
                                                                                     June 30,       December 31,
                                                                                      2003             2002
                                                                                ---------------- ---------------
ASSETS:
Investment in tax-exempt bonds and residual interests
    in bond securitizations                                                      $      788,892   $     781,384
Loans receivable, net                                                                   451,397         422,299
Loans receivable held for sale                                                           11,023          39,149
Investments in partnerships                                                              97,688          99,966
Investment in derivative financial instruments                                            3,170          18,762
Cash, cash equivalents and interest receivable                                           98,587          59,902
Other assets                                                                            115,798          97,919
Goodwill                                                                                 33,607          33,537
                                                                                ---------------- ---------------
TOTAL                                                                            $    1,600,162   $   1,552,918
                                                                                ================ ===============
LIABILITIES AND EQUITY:
Notes payable                                                                    $      436,949   $     450,924
Short-term debt                                                                         211,670         219,945
Long-term debt                                                                          142,006         147,357
Residual interests in bond securitizations                                                1,343           1,447
Investment in derivative financial instruments                                           21,792          49,359
Other liabilities                                                                        48,150          36,370
Preferred shareholders' and minority interests' equity in subsidiary companies          160,142         160,452
Shareholders' equity                                                                    578,110         487,064
                                                                               ---------------- ---------------
TOTAL                                                                            $    1,600,162   $   1,552,918
                                                                               ================ ===============

Exhibit 99.3
------------

INFORMATION FOR RELEASE


          MuniMae Structures $399 Million of Multifamily Financing

           And Raises $38 Million in Capital During Second Quarter


BALTIMORE (July 17, 2003) -- Municipal Mortgage & Equity, LLC (NYSE: MMA) known as MuniMae, announced today that it structured $399 million of financing for multifamily housing during the second quarter of 2003. In addition, the Company raised $38 million in tax credit equity.

Mark K. Joseph, Chairman of the Board and CEO of MuniMae, commented, "We are very pleased with the second quarter production activity. As is usually the case, our production volumes tend to increase as the year goes on because of cyclical issues unique to affordable housing. With the recent purchase of HCI, a market leader in syndication of low income housing tax credit equity investments, and our existing pipeline showing healthy growth, we expect that our production will be stronger for the second half of the year. We look forward to the opportunity of servicing our clients as a one stop financing source."

Investment Activity Summary
---------------------------
Highlights of second quarter and year-to-date origination activity include:

                                                                   Second Quarter                Year-to-Date
                                                                Volume (in millions)         Volume (in millions)
Taxable Construction/Permanent Lending                                 $212.4                       $288.2
Tax-exempt Bonds Construction/Permanent                                  65.7                         97.8
Supplemental Loans                                                        7.7                         24.5
Equity Investments                                                      112.8                        141.9
Total                                                                  $398.6                       $552.4


Capital Activity Summary
------------------------
In the second quarter of 2003, the Company raised $38.7 million of tax credit equity from five third-party investors, bringing the year-to-date total to $74.0 million in equity raised.

About Municipal Mortgage & Equity
---------------------------------
MuniMae and its subsidiaries originate, service and asset manage investments in multifamily debt and equity for its own account and on behalf of others. As of June 30, 2003, assets under management totaled $3.7 billion secured by 933 properties containing 96,168 units in 48 states and the U.S. Virgin Islands. As of July 1, 2003, at the completion of the HCI acquisition, assets under management totaled $7.5 billion representing approximately 2,044 properties containing 218,144 units. For its proprietary accounts, MuniMae primarily holds tax-exempt multifamily housing bonds. This on-balance sheet portfolio of tax-exempt bonds is secured by 148 properties containing 35,204 units in 28 states. For a portion of these bonds, MuniMae participates in the performance of the underlying properties.

MuniMae is organized as a limited liability company, which makes it exempt from tax at the corporate level and provides the benefit of corporate governance. In addition, the Company passes through to its shareholders primarily tax-exempt dividends, which are generated by its municipal bond investments. Dividends to shareholders are declared quarterly and paid in February, May, August and November.

This press release contains statements which are forward looking in nature and reflect management's current views with respect to future events and financial performance. These statements are subject to many uncertainties and risks and should not be considered guarantees of future performance. Actual results may vary materially from projected results based on a number of factors, including the actual performance of the properties pledged as collateral for the portfolio, general conditions in the local real estate markets in which the properties are located and prevailing interest rates.

       MUNIMAE: TAX-EXEMPT DISTRIBUTIONS AND GROWTH THROUGH REAL ESTATE

                    www.munimaemidland.com / www.mmafin.com

Contacts

Investor Relations
Angela Richardson, 888/788-3863